UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2024

FINNOVATE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41012	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Franklin Street

Suite 1702

Boston, MA 02110

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +1 424-253-0908

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and three-quarters of one redeemable warrant	FNVTU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	FNVT	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50	FNVTW	The Nasdaq Stock Market LLC

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 3, 2024, Finnovate Acquisition Corp., an exempted company incorporated with limited liability in the Cayman Islands (together with its successors, the “Company”), received written notice from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Nasdaq Hearings Panel had granted the Company’s request for continued listing on Nasdaq, subject to the Company completing a business combination with an operating entity and evidencing compliance with the criteria for initial listing on Nasdaq, including the applicable holders requirement, by November 4, 2024.

As previously disclosed in a Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on May 10, 2024, the Company originally received a determination from the Nasdaq Listing Qualifications Department (the “Staff”) on October 9, 2023, indicating that the Company did not comply with the requirement to maintain a minimum 400 public holders as required by Nasdaq Listing Rule 5450(a) (the “Minimum Public Holders Requirement”). On May 6, 2024, the Company received a delisting determination from the Staff with respect to the Minimum Public Holders Requirement. On May 13, 2024, the Company requested a hearing to appeal the determination, and the hearing was held on June 25, 2024.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finnovate Acquisition Corp.

Date: July 9, 2024	By:	/s/ Calvin Kung
	Name:	Calvin Kung
	Title:	Chief Executive Officer